UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2024 (February 23, 2024)

HCA Healthcare, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Plaza, Nashville,

Tennessee 37203

(Address of Principal Executive Offices) (Zip Code)

(615) 344-9551

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Issuance of $4,500,000,000 aggregate principal amount of senior notes

Overview

On February 23, 2024, HCA Inc. (the “Issuer”), a direct, wholly owned subsidiary of HCA Healthcare, Inc. (the “Parent Guarantor”), completed the public offering of (i) $1,000,000,000 aggregate principal amount of its 5.450% Senior Notes due 2031 (the “2031 Notes”), (ii) $1,300,000,000 aggregate principal amount of its 5.600% Senior Notes due 2034 (the “2034 Notes”), (iii) $1,500,000,000 aggregate principal amount of its 6.000% Senior Notes due 2054 (the “2054 Notes”) and (iv) $700,000,000 aggregate principal amount of its 6.100% Senior Notes due 2064 (the “2064 Notes” and, together with the 2031 Notes, the 2034 Notes and the 2054 Notes, the “Notes”), each guaranteed on a senior unsecured basis by the Parent Guarantor. The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Issuer’s and the Parent Guarantor’s shelf registration statement on Form S-3, filed on May 1, 2023 (File No. 333-271537) (the “Registration Statement”), as supplemented by the prospectus supplement dated February 20, 2024, previously filed with the Securities and Exchange Commission under the Securities Act.

On February 23, 2024, the Notes were issued pursuant to an indenture dated as of August 1, 2011 (the “Base Indenture”), among the Issuer, the Parent Guarantor, Delaware Trust Company (as successor to Law Debenture Trust Company of New York), as trustee (the “Trustee”), and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (the “Paying Agent”), as amended and supplemented by, (i) the Supplemental Indenture No. 37, dated as of February 23, 2024, among the Issuer, the Parent Guarantor, the Trustee and the Paying Agent, relating to the 2031 Notes (together with the Base Indenture, the “2031 Notes Indenture”); (ii) the Supplemental Indenture No. 38, dated as of February 23, 2024, among the Issuer, the Parent Guarantor, the Trustee and the Paying Agent, relating to the 2034 Notes (together with the Base Indenture, the “2034 Notes Indenture”), (iii) the Supplemental Indenture No. 39, dated as of February 23, 2024, among the Issuer, the Parent Guarantor, the Trustee and the Paying Agent, relating to the 2054 Notes (together with the Base Indenture, the “2054 Notes Indenture”) and (iv) the Supplemental Indenture No. 40, dated as of February 23, 2024, among the Issuer, the Parent Guarantor, the Trustee and the Paying Agent, relating to the 2064 Notes (together with the Base Indenture, the “2064 Notes Indenture” and, together with the 2031 Notes Indenture, the 2034 Notes Indenture and the 2054 Notes Indenture, the “Indentures”).

The following is a brief description of the terms of the Notes and the Indentures.

Maturity and Interest Payment Dates

The 2031 Notes will mature on April 1, 2031, the 2034 Notes will mature on April 1, 2034, the 2054 Notes will mature on April 1, 2054 and the 2064 Notes will mature on April 1, 2064. Interest on the Notes will be payable semi-annually, on April 1 and October 1 of each year, commencing on October 1, 2024, to holders of record on the preceding March 15 or September 15, as the case may be.

Ranking

The Notes are the Issuer’s senior unsecured obligations and: (i) rank senior in right of payment to any of its existing and future subordinated indebtedness, (ii) rank equally in right of payment with any of its existing and future senior indebtedness, (iii) are effectively subordinated in right of payment to any of its existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness, and (iv) are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of its subsidiaries.

Guarantees

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Parent Guarantor.

Covenants

The Indentures contain covenants limiting the Issuer’s and certain of its subsidiaries’ ability to: (i) create liens on certain assets to secure debt, (ii) engage in certain sale and lease-back transactions and (iii) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets. These covenants are subject to a number of important limitations and exceptions.

Optional Redemption

The Indentures permit the Issuer to redeem some or all of the Notes at any time at the redemption prices set forth in the Indentures.

Change of Control

Upon the occurrence of both a qualifying ratings downgrade and certain changes of control, each holder of the Notes has the right to require the Issuer to repurchase some or all of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Events of Default

The Indentures also provide for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

The foregoing descriptions of the Notes and the Indentures (including the form of the Notes) are qualified in their entirety by the terms of such agreements, which are incorporated herein by reference and attached hereto as Exhibits 4.1 through 4.9.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Indenture dated as of August 1, 2011, among HCA Inc., the guarantors named on Schedule I thereto, Delaware Trust Company (as successor to Law Debenture Trust Company of New York), as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (filed as Exhibit 4.5 to the Registrant’s Registration Statement on Form S-3 (File No. 333-226709) and incorporated herein by reference)

4.2	Supplemental Indenture No. 37, dated as of February 23, 2024, among HCA Inc., HCA Healthcare, Inc., Delaware Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

4.3	Supplemental Indenture No. 38, dated as of February 23, 2024, among HCA Inc., HCA Healthcare, Inc., Delaware Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

4.4	Supplemental Indenture No. 39, dated as of February 23, 2024, among HCA Inc., HCA Healthcare, Inc., Delaware Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

4.5	Supplemental Indenture No. 40, dated as of February 23, 2024, among HCA Inc., HCA Healthcare, Inc., Delaware Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

4.6	Form of Global Note representing the 2031 Notes (included in Exhibit 4.2)

4.7	Form of Global Note representing the 2034 Notes (included in Exhibit 4.3)

4.8	Form of Global Note representing the 2054 Notes (included in Exhibit 4.4)

4.9	Form of Global Note representing the 2064 Notes (included in Exhibit 4.5)

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP

23.1	Consent of Cleary Gottlieb Steen & Hamilton (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC. (Registrant)

By:	/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary

Date: February 23, 2024